Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

I, George A. Rosenbaum Jr., Principal Financial Officer of Western Liberty Bancorp (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ George A. Rosenbaum Jr.
Name:     George A. Rosenbaum Jr.

Title:	Principal Financial Officer

Date: February 8, 2010

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